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                                                                   EXHIBIT 10.32


                          [MAXWELL TECHNOLOGIES LOGO]

                                EXECUTIVE BONUS
                                      PLAN
                                    FY 1998

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         OBJECTIVE:

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-        To drive the maximization of company-wide growth, financial performance and shareholder value.


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ELIGIBILITY:

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-        The CEO recommends participants and their participation levels (i.e.
         target bonus.)

- Participants must be actively employed on the last day of the performance period to be eligible for any award.


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BONUS OPPORTUNITY:

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         -        The bonus opportunity is based on a participant's assigned target, and expressed as a percent of base salary at the time of the payout.

         - Participants will have targets that vary from 20% to 50% of base salary as set by the CEO.


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                  TIMING AND FORM OF BONUS
                  PAYMENT:

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-        The bonus will be paid to participants in cash following year end results.

-        $.60 eps must be achieved for an payout to occur.


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BONUS CALCULATION:

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         Two weighted factors: sales and eps

         Sales x 1/3

         eps x 2/3

         Minimum Bonus Participation = 25%

         $100M sales/$.60 eps

         Maximum Bonus Participation = 200%

         $135M sales/$1.00 eps


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BONUS CALCULATION: (continued)

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Eps would be calculated after Profit Sharing payments.

The exact percentage for each participant will be determined by the CEO and is based on each individual's performance goals.


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CALCULATION IF MINIMUM
SURPASSED:

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                             BONUS FORMULA EXAMPLES

             100% + [5%*(REVENUE-115M*(1/3)+400%*(EPS -.75*(2/3)]

               REVENUE                 EPS               BONUS PERCENTAGE
               -------                 ---               -----------------
                 100                   0.60                 25.00%
                 110                   0.70                 78.33%
                 115                   0.75                100.00%
                 125                   0.90                156.67%
                 135                   1.00                200.00%


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